UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) May 11, 2009

So Act Network, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-51886	5715 Will Clayton Parkway, #6572 Humble, TX 77338	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(210) 401-7667
 (Registrant's telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2009 So Act Network, Inc (the “Company”) entered into an agreement with Gigablast, Inc. (“Gigablast”) to amend the Gigablast Professional Services Agreement that was made and executed on January 19, 2009 between the Company and Gigablast, and was attached as Exhibit 10.3 to the Form S-1/A filed with the Securities and Exchange Commission on April 27, 2009 (the “Amendment”).

Pursuant to the Amendment, Gigablast agrees to reduce the Company’s outstanding balance from $34,325.00 to $17,162.50, which represents a 50% discount to the fees arising from the professional services provided by Gigablast in connection with developing the So Act Search Engine and So Act Network for the Company,  Gigablast also agrees to reduce their hourly rate of labor for further development of the So Act Network from $150 per hour to $75 per hour. For the aforementioned considerations received, the Company grants Gigablast the right to use, for any purpose other than in the field of social action network, all work or intellectual property that Gigablast has developed for the Company under the Gigablast Professional Services Agreement.

The Amendment is attached to this current report on Form 8-K as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an off-Balance Sheet Arrangement of a Registrant

On May 11, 2009, the Company entered into a promissory note with Greg Halpern, Chief Executive Officer, Chief Financial Officer and Chairman of the Company, to repay him a principal sum of $9,500.00, in full or in part, with accrued interest at the prime rate of the date of issuance of such promissory note.

On May 22, 2009, the Company entered into a second promissory note with Mr. Halpern to repay him a principal sum of $15,000.00, in full or in part, with accrued interest at the prime rate of the date of the issuance of such promissory note.

On May 26, 2009, the Company entered into a third promissory note with Mr. Halpern to repay him a principal sum of $16,700.00, in full or in part, with accrued interest at the prime rate of the date of issuance of such promissory note.

The Notes is attached to this current report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, respectively.

On May 28, 2009, the Company entered into a Credit Line Agreement and Line of Credit Note with Greg Halpern. Pursuant to the Credit Line Agreement and Line of Credit Note, Mr. Halpern agrees to establish, for the benefit of the Company, a revolving line of credit in the amount of $100,000 that will mature and expire on or before May 28, 2011, and the Company promises to repay Mr. Halpern a principal sum of $100,000, or the aggregate unpaid amount of all loans made or extended by Mr. Halpern to the Company under the Credit Line Agreement.

The Credit Line Agreement and Line of Credit Note are attached to this current report on Form 8-k as Exhibits 10.5 and 10.6, respectively.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired:
           None

     (b) Exhibits

           NUMBER       EXHIBIT
           10.1                  Amendment to Gigablast Professional Services Agreement effective May 29, 2009.
           10.2                  Promissory Note effective May 11, 2009.
           10.3                  Promissory Note effective May 22, 2009.
           10.4                  Promissory Note effective May 26, 2009.
           10.5                  Credit Line Agreement effective May 28, 2009.
           10.6                  Line of Credit Note effective May 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2009	By:	/s/ Greg Halpern
Name: Greg Halpern Title: President, Chief Executive Officer, Chief Financial Officer